Property and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property and Equipment
Note 4 – Property and Equipment

The components of property and equipment were as follows:

(in millions)	Useful Lives	December 31, 2017	December 31, 2016
Buildings and equipment	Up to 40 years	$2,066	$1,657
Wireless communications systems	Up to 20 years	32,706	29,272
Leasehold improvements	Up to 12 years	1,182	1,068
Capitalized software	Up to 10 years	10,563	8,488
Leased wireless devices	Up to 18 months	1,209	2,624
Construction in progress		1,771	2,613
Accumulated depreciation and amortization		(27,301)	(24,779)
Property and equipment, net		$22,196	$20,943

Wireless communication systems include capital lease agreements for network equipment with varying expiration terms through 2031. Capital lease assets and accumulated amortization were $2.4 billion and $533 million, and $1.6 billion and $300 million, as of December 31, 2017 and 2016, respectively.

We capitalize interest associated with the acquisition or construction of certain property and equipment and spectrum intangible assets. We recognized capitalized interest of $136 million, $142 million and $230 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The components of leased wireless devices under our JUMP! On Demand program were as follows:

(in millions)	December 31, 2017	December 31, 2016
Leased wireless devices, gross	$1,209	$2,624
Accumulated depreciation	(417)	(1,193)
Leased wireless devices, net	$792	$1,431

Future minimum payments expected to be received over the lease term related to the leased wireless devices, which exclude optional residual buy-out amounts at the end of the lease term, are summarized below:

(in millions)	Total
Year Ended December 31,
2018	$485
2019	104
Total	$589

Total depreciation expense relating to property and equipment was $5.8 billion, $6.0 billion and $4.4 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Included in the total depreciation expense for the years ended December 31, 2017, 2016 and 2015 was $1.0 billion, $1.5 billion and $312 million, respectively, related to leased wireless devices.

For the years ended December 31, 2017, 2016 and 2015, we recorded additional depreciation expense of $63 million, $101 million and $85 million, respectively, as a result of adjustments to useful lives of network equipment expected to be replaced in connection with our network transformation and decommissioning the MetroPCS CDMA network and redundant network cell sites.

Asset retirement obligations are primarily for certain legal obligations to remediate leased property on which our network infrastructure and administrative assets are located.

Activity in our asset retirement obligations was as follows:

(in millions)	December 31, 2017	December 31, 2016
Asset retirement obligations, beginning of year	$539	$483
Liabilities incurred	25	50
Liabilities settled	(16)	(67)
Accretion expense	27	24
Changes in estimated cash flows	(13)	49
Asset retirement obligations, end of year	$562	$539

Classified on the balance sheet as:
Other current liabilities	$3	$16
Other long-term liabilities	559	523
Asset retirement obligations	$562	$539

The corresponding assets, net of accumulated depreciation, related to asset retirement obligations were $220 million and $258 million as of December 31, 2017 and 2016, respectively.